UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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CHINA-BIOTICS, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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No. 26, Orient Global Headquarter
Lane 118, Yonghe Road
Zhabei District, Shanghai 200072
People’s Republic of China

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS
To be held on March 9, 2011

Dear Stockholders:

You are cordially invited to attend the 2010 Annual Meeting of Stockholders of China-Biotics, Inc., a Delaware corporation. China-Biotics is also referred to as “we,” “us,” and the “Company.” The Annual Meeting will be held on Wednesday, March 9, 2011, at 10:30 a.m. Shanghai time at our executive office located at No. 26, Orient Global Headquarter, Lane 118, Yonghe Road, Zhabei District, Shanghai 20072, People’s Republic of China.

The purpose of the Annual Meeting is to consider and vote upon each of the proposals outlined in the attached Proxy Statement, including the proposals to:

1.	elect four directors to serve until the 2011 Annual Meeting of Stockholders and until their respective successors are elected and qualified;
2.	ratify the selection of BDO Limited as our independent auditors for the fiscal year ending March 31, 2011;
3.	approve the Company’s 2010 Equity Incentive Plan;
4.	approve, by a non-binding vote, the compensation of our named executive officers;
5.	determine, by a non-binding vote, whether a stockholder vote to approve the compensation of our named executive officers should occur every one, two, or three years; and
6.	conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

Our Board of Directors recommends a vote “FOR” Proposals 1 through 4 and a vote on Proposal 5 that a non-binding vote on our named executive officer compensation be held “EVERY THREE YEARS.” The record date for the Annual Meeting is Tuesday, January 25, 2011. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT!

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly submit your proxy by signing, dating, and returning the accompanying proxy card in the enclosed, prepaid, return envelope. If you decide to attend the Annual Meeting and you are a stockholder of record, you will be able to vote in person, even if you have previously submitted your proxy.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2010 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 9, 2011: The Notice of Annual Meeting of Stockholders, Proxy Statement, and the Annual Report on Form 10-K for the fiscal year ended March 31, 2010 are available on our website at http://www.chn-biotics.com.

By Order of the Board of Directors

Song Jinan
Chief Executive Officer

No. 26, Orient Global Headquarter
Lane 118, Yonghe Road
Zhabei District, Shanghai 200072
People’s Republic of China

PROXY STATEMENT
FOR THE 2010 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MARCH 9, 2011

QUESTIONS AND ANSWERS

Why am I receiving these proxy materials?

We sent you this Proxy Statement and the accompanying proxy card (“Proxy Card”) because the Board of Directors of China-Biotics, Inc. (the “Company” or “China-Biotics”) is soliciting your proxy to vote at its 2010 Annual Meeting of Stockholders (the “Annual Meeting”). You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. Should you choose to attend, you must be ready to present proof of your ownership of China-Biotics stock as of the record date, Tuesday, January 25, 2011 (the “Record Date”), to attend the meeting. You do not, however, need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign, and return the accompanying Proxy Card.

We intend to mail this Proxy Statement and the Proxy Card on or about January 28, 2011, to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 22,150,200 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If at the close of business on the Record Date, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you vote your proxy to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent

If at the close of business on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, or other agent, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker, bank, or other agent. The broker, bank, or other agent holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. Should you choose to attend, you must be ready to present proof of your ownership of China-Biotics stock as of the Record Date to attend the meeting.

However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid legal proxy issued in your name from your broker, bank, or other agent.

What am I voting on?

You are being asked to (i) vote on the election of four directors (Proposal 1); (ii) consider and act upon a proposal to ratify the selection of BDO Limited as our independent registered public accounting firm for the fiscal year ending March 31, 2011 (Proposal 2); (iii) approve the Company’s 2010 Equity Incentive Plan (Proposal 3); (iv) approve, by a non-binding vote, the compensation of our named executive officers (Proposal 4); and (v) determine, by a non-binding vote, whether a stockholder vote to approve the compensation of our named executive officers should occur every one, two, or three years (Proposal 5). When you vote your proxy, you appoint Mr. Song Jinan as your representative at the Annual Meeting. (When we refer to the “named proxy,” we are referring to Mr. Song.) This way, your shares will be voted even if you cannot attend the meeting.

How do I vote?

For Proposals 1 through 4, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting (for the election of directors, you may do this for any director nominee that you specify). For Proposal 5, you may vote “EVERY YEAR” or “EVERY TWO YEARS” or “EVERY THREE YEARS.” The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting, and we will give you a ballot when you arrive. Please be prepared to present proof of your ownership of China-Biotics stock as of the Record Date.
•	To vote using the Proxy Card, simply complete, sign, and date the Proxy Card and return it promptly in the envelope provided. If you return your signed Proxy Card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy or voting instruction form with these proxy materials from that organization rather than from us. You can vote by using the proxy or voting information form provided by your broker, bank, or other agent. To vote in person at the Annual Meeting, you must obtain a legal proxy from your broker, bank, or other agent. Under a legal proxy, the bank, broker, or other agent confers all of its rights as a record holder (which may in turn have been passed on to it by the ultimate record holder) to grant proxies or to vote at the meeting. Follow the instructions from your broker, bank, or other agent included with these proxy materials, or contact your broker, bank or other agent to request a legal proxy. Please allow sufficient time to receive a legal proxy through the mail after your broker, bank, or other agent receives your request.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on the Record Date.

What if I return a Proxy Card but do not make specific choices?

If you return a signed and dated Proxy Card without marking any voting selections, your shares will be voted “FOR” the election of all nominees for director, “FOR” the ratification of the selection of BDO Limited as our independent registered public accounting firm for the fiscal year ending March 31, 2011, “FOR” the approval of the 2010 Equity Incentive Plan, “FOR” the approval, by a non-binding vote, of the compensation of our named executive officers; and “EVERY THREE YEARS” to determine, by a non-binding vote, the compensation of our named executive officers. If any other matter is properly presented at the meeting, the named proxy on your Proxy Card, as your proxy, will vote your shares using his discretion.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Proxy Card?

If you receive more than one Proxy Card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each Proxy Card to ensure that all of your shares are voted.

Can I change my vote after voting my proxy?

Yes. You can revoke your proxy at any time before the applicable vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy with a later date;
•	You may send a written notice that you are revoking your proxy to our Corporate Secretary at No. 26, Orient Global Headquarter, Lane 118, Yonghe Road, Zhabei District, Shanghai 20072, People’s Republic of China; or
•	You may attend the Annual Meeting and vote in person (if you hold your shares beneficially through a broker, you must bring a legal proxy from the record holder in order to vote at the meeting).

If your shares are held by your broker, bank, or other agent, you should follow the instructions provided by them.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares as of the close of business on the Record Date are represented by stockholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or if one is submitted on your behalf by your broker, bank, or other agent) or if you vote in person at the meeting. Generally, abstentions and broker non-votes (discussed below in “How are votes counted?”) will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the Annual Meeting may adjourn the meeting to another date.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting. For Proposals 1 through 4, the inspector of election will separately count “FOR,” “AGAINST” “ABSTAIN,” and broker non-votes (if applicable). For Proposal 5, the inspector of election will separately count votes for “EVERY YEAR,” “EVERY TWO YEARS,” and “EVERY THREE YEARS.” Abstentions and broker non-votes (described below) will not be counted as votes cast for any proposal.

If your shares are held by your broker, bank, or other agent as your nominee (that is, in “street name”), you will need to obtain a voting instruction form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker, bank, or other agent to vote your shares. If you do not give instructions to your broker, bank, or other agent, they can vote your shares with respect to “discretionary” items, which includes Proposal 2, but not with respect to “non-discretionary” items, which include Proposals 1, 3, 4, and 5. When a broker votes a client’s shares on some, but not all, of the proposals at the Annual Meeting, the missing votes are referred to as “broker non-votes.” Broker non-votes will be included in determining the presence of a quorum at the Annual Meeting but are not considered “present” or a vote cast for purposes of voting on the non-discretionary items.

How many votes are needed to approve each proposal?

Under Delaware corporation law and our Articles of Incorporation and Bylaws, if a quorum exists, the approval of any corporate action taken at a stockholder meeting is based on votes cast. For Proposals 1 through 4, “votes cast” means votes actually cast “FOR” or “AGAINST” a particular proposal, whether by proxy or in person. For Proposal 5, “votes cast” means votes actually cast for “EVERY YEAR,” “EVERY TWO YEARS,” or “EVERY THREE YEARS,” whether by proxy or in person. Abstentions and broker non-votes (discussed previously) are not considered “votes cast.” Each outstanding share entitled to vote with respect to the subject matter of an issue submitted to a meeting of the stockholders shall be entitled to one vote per share.

Election of Directors.  Assuming that a quorum of stockholders is present at the Annual Meeting, the four director nominees receiving the greatest number of votes shall be elected to the Board of Directors, even without receiving a majority of the votes cast. There is no cumulative voting for the election of directors.

Other Proposals.  For approval of (i) the ratification of the selection of our independent registered public accounting firm for the fiscal year ending March 31, 2011 (Proposal 2); (ii) the Company’s 2010 Equity Incentive Plan (Proposal 3); and (iii) the non-binding vote to approve the compensation of our named executive officers (Proposal 4); if the number of “FOR” votes exceeds the number of “AGAINST” votes, then Proposals, 2, 3, 4 will be approved. With regard to the non-binding vote to determine whether a stockholder vote to approve the compensation of our named executive officers should occur “EVERY YEAR,” “EVERY TWO YEARS,” or “EVERY THREE YEARS,” the option receiving the greatest number of votes will be approved (Proposal 5).

If you abstain from voting on any of the proposals, or if a broker or bank indicates it does not have discretionary authority to vote on any particular proposal, the shares will be counted for the purpose of determining if a quorum is present, but will not be included in the vote totals as a vote cast with respect to the proposal in question. Furthermore, any abstention or broker non-vote (a broker non-vote is explained in “How are votes counted?”) will have no effect on the proposals to be considered at the Annual Meeting since these actions do not represent votes cast by stockholders.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K following the Annual Meeting.

PROPOSAL 1
ELECTION OF DIRECTORS

The Company currently has four directors. Directors are elected to hold office until their successors are elected and qualified, or until resignation or removal in the manner provided in our Bylaws. Four directors are nominees for election this year and each has consented to serve until the 2011 Annual Meeting.

Assuming that a quorum of stockholders is present at the Annual Meeting, the four director nominees receiving the greatest number of votes shall be elected to the Board, even without receiving a majority of the votes cast. There is no cumulative voting for the election of directors.

We invite and recommend that all of our directors attend the Annual Meeting. The accompanying proxy will be voted in favor of the persons listed below to serve as directors unless the stockholder indicates to the contrary on the proxy. We expect that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that the proxy will be voted for the election of another nominee to be designated by the Board to fill any such vacancy.

Nominees for Election to Terms Expiring in 2011

The following is biographical information as of January 1, 2011, for each nominee for director.

Name	Age	Position	Held Office Since
Mr. Song Jinan	48	Director Chairman of the Board Chief Executive Officer	2006
Dr. Chin Ji Wei	53	Director	2007
Dr. Du Wen Min	42	Director	2007
Mr. Simon Yick	52	Director	2007

Mr. Song Jinan, age 48, Chief Executive Officer, President, Director, Treasurer and Secretary since March 2006 — Mr. Song was one of the founders of Shanghai Shining Biotechnology Co. Ltd. (“Shining”) in 1999, and has been the principal executive officer of Shining since inception. Prior to founding Shining, Mr. Song served as the chief engineer of Sai Bao Bio-Chemical Manufacturing Corporation. Mr. Song received his Bachelor’s Degree in Polymers from the University of Hei Long Jiang and his Master’s degree in Politics and Economics from Habin Industrial University.

Mr. Song’s day-to-day leadership as our Chief Executive Officer provides him with detailed knowledge of our business and operations. Among other professional experiences, qualifications, and skills, Mr. Song brings in-depth knowledge and understanding of the probiotics industry, scientific expertise and management skills that have been critical to formulating the Company’s short- and long-term strategies and to establishing the Company as a leading probiotics developer and producer in China. As the Company’s largest stockholder, Mr. Song’s interest is aligned with other China-Biotics stockholders’ interest in increasing the long-term value of the Company.

Dr. Chin Ji Wei, age 53, Director since January 2007 — Dr. Chin has over 20 years of academic experience as a lecturer and researcher in the field of horticulture, where he has been focused on the areas of efficient agriculture industry and food safety. Dr. Chin has served as a Vice Principal, professor, and lecturer at Northeast Agricultural University in China since 1999. From 1985 to 1995, Dr. Chin served as a Researcher at the Northeast Agricultural University and the Northeast Agricultural Institute. Dr. Chin has Bachelors, Masters, and Doctorate degrees, all from Northeast Agricultural University. Among other professional experiences, qualifications, and skills, Dr. Chin’s expertise in horticulture and agriculture industries, and in particular his focus on food safety, provide scientific knowledge and expertise in the regulatory aspects of food safety that are critical to the development and distribution of the Company’s products.

Dr. Du Wen Min, age 42, Director since January 2007 — Dr. Du has served as the Deputy Director in charge of the Centre for Adverse Drug Reactions in Shanghai since 2001. The Centre was established in June 2001 as a technology unit governed by The Shanghai Food and Drug Authority. Dr. Du has also served as the Vice Chairman of Evaluation of Pharmacology & Clinical Pharmacy in Shanghai, China, and the Vice Chairman at the Centre for the Study of Liver Disease in Shanghai, China since 2006. Dr. Du has Bachelors and Masters degrees from Shanxi Medical University and a Doctorate in Medicine from Fudan University. Among other professional experiences, qualifications, and skills, Dr. Du’s experience in the pharmaceutical industry and knowledge of food and drug safety issues are critical to the development and distribution of the Company’s products.

Mr. Simon Yick, age 52, Director since January 2007 — Mr. Yick has over 25 years experience in corporate finance, direct investment and auditing. From March 2002 to January 2004, Mr. Yick worked as an Executive Director of Kingsway Capital Ltd. Mr. Yick has served as the managing director at Sinovest Capital Ltd., which makes direct investments, is involved with merger & acquisition activities, and operates a full service consultancy business for both Hong Kong and PRC enterprises, since 2004. His experience includes working for Ernst & Young in London and Hong Kong, in addition to holding senior positions at multiple U.S., Taiwan, and Hong Kong based investment banking firms in Hong Kong. In addition, he is currently a non-executive director and chairman of the audit committee for four Hong Kong listed companies and a member of both the Association of the Chartered Certified Accountants in UK and the Hong Kong Institute of Certified Public Accountants. Among other professional experiences, qualifications, and skills, Mr. Yick’s knowledge and understanding of the capital markets and his in-depth experience in corporate finance, mergers and acquisitions, accounting, and business management provide knowledge and experience that are vital in formulating the Company’s short- and long-term business and growth strategies. Mr. Yick is also the Company’s Audit Committee financial expert.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE DESCRIBED IN THE PROXY STATEMENT.

CORPORATE GOVERNANCE AND BOARD MATTERS

Independence of the Board of Directors and its Committees

As required under NASDAQ Stock Market listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors.

After review of all relevant transactions or relationships between each director, or any of his or her family members, and China-Biotics, our senior management, and our independent auditors, the Board has affirmatively determined that all of our directors are independent directors within the meaning of the applicable NASDAQ listing standards, except for our Chief Executive Officer and Chairman, Mr. Song Jinan.

Certain Relationships and Related Transactions

On January 21, 2009, and on May 19, 2009, Ms. Yan Li sold 250,000 shares and 250,000 shares, respectively, of our common stock in private sale transactions pursuant to purchase agreements among Ms. Yan, China-Biotics, and certain purchasers. Under the terms of each purchase agreements, China-Biotics agreed to use its reasonable best efforts to prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement (or to include in an existing registration statement through the use of an amendment to such registration statement), including the prospectus, for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act by the 30th day following the closing date covering the resale by the purchasers of the shares and naming the purchasers as selling stockholders. Ms. Yan is the spouse of Mr. Song, the Company’s Chief Executive Officer, Chairman of the Board of Directors, and largest stockholder. This transaction was reviewed by our Audit Committee and approved by a majority of our independent directors.

Policy and Procedures with Respect to Related Person Transactions

In May 2008, we established an Audit Committee of the Board composed solely of directors who meet the independence requirements of the SEC, the American Stock Exchange, and NASDAQ. Any transaction we enter into in the future with any related party will be made on terms no less favorable to us than could have been obtained from unaffiliated third parties. In addition, the terms of any such transaction will be reviewed by our Audit Committee and approved by a majority of our independent directors.

Legal Proceedings

China Biotics, Inc. and certain of its current and former officers and directors have been named as defendants in two putative shareholder class action lawsuits, one in the United States District Court for the Central District of California (Mohapatra v. China-Biotics, Inc., et al. No. 10-cv-6954 (C.D. Cal.) the “California Action”) and the other in the United States District Court for the Southern District of New York (Hill v. China-Biotics, Inc., et al. No. 10-cv-7838 (S.D.N.Y.), the “New York Action”). After certain shareholders filed motions for appointment as lead plaintiff in both lawsuits, the plaintiff in the California Action voluntarily dismissed its case. The plaintiff in the New York Action, who seeks to represent a class of those who bought China-Biotics securities between July 10, 2008 and August 30, 2010, alleges that the defendants violated Section 10(b) and Section 20(a) of the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder, by making material misstatements or failing to disclose certain material information regarding, among other things, China-Biotics’ financial condition, operations, and future business prospects, and the quality, nature, and quantity of China-Biotics’ retail outlets and stores. The complaint seeks unspecified damages. China-Biotics intends to defend this action vigorously.

China-Biotics, Inc. and its directors have been named as defendants in a derivative lawsuit filed in the United States District Court for the District of Columbia (Marteney v. Song Jinan, et al., No. 10-cv-1983 (D.D.C.)). The complaint alleges that the directors breached their fiduciary duties by disseminating false and misleading financial statements and seeks unspecified damages. The defendants intend to defend this action vigorously.

Information Regarding the Board of Directors and its Committees

Our Board of Directors currently consists of four members: Mr. Song Jinan, Dr. Chin Ji Wei, Dr. Du Wen Min, and Mr. Simon Yick. Although we do not have a lead independent director, the following three of our four directors are independent directors under the independence definitions established by the SEC, the American Stock Exchange, and NASDAQ: Dr. Chin Ji Wei, Dr. Du Wen Min, and Mr. Simon Yick.

Our Board of Directors believes that Mr. Song’s service as both Chairman of the Board and Chief Executive Officer of the Company is in the best interest of the Company and its stockholders. Mr. Song possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company, its business and the probiotics industry and is thus best positioned to develop agendas that ensure that our Board’s time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to the Company’s stockholders, employees, customers and suppliers.

Audit Committee.  On May 28, 2008, we established an Audit Committee of the Board of Directors. The members of the Audit Committee are Dr. Chin Ji Wei, Dr. Du Wen Min, and Mr. Simon Yick. Mr. Simon Yick serves as the chairperson of the Audit Committee. Our Board of Directors has determined that Mr. Simon Yick qualifies as an Audit Committee financial expert and is an independent director under the independence definitions established by the SEC, the American Stock Exchange, and NASDAQ.

As more fully described in its charter, the Audit Committee has responsibility for, among other things:

•	appointing, determining the funding for, and overseeing the independent registered public accounting firm;
•	assisting our board in monitoring the integrity of our financial statements and other SEC filings;
•	discussing with our management and our independent registered public accounting firm significant financial reporting issues and judgments and any major issues as to the adequacy of our internal controls;
•	reviewing our annual and quarterly financial statements prior to their filing with the SEC and prior to the release of our results of operations;
•	reviewing the independence, performance and qualifications of our independent registered public accounting firm and presenting its conclusions to our board and approving, subject to permitted exceptions, any non-audit services proposed to be performed by the independent registered public accounting firm; and
•	assisting the Board of Directors in its oversight responsibilities regarding the performance of the Company’s internal audit function.

Nominating Committee.  On May 28, 2008, we also established a Nominating Committee of the Board of Directors. The members of the Nominating Committee are Mr. Song Jinan, Dr. Chin Ji Wei, and Dr. Du Wen Min. Mr. Song serves as the chairperson of the Nominating Committee.

As more fully described in its charter, the Nominating Committee has the responsibility for, among other things:

•	recommending persons to be selected by the board as director nominees for the Annual Meeting of the Stockholders and from time to time to fill vacancies on the board;
•	assessing our directors’ and our board’s performance; and
•	making recommendations to the board regarding membership and chairs of the board’s committees.

Our Bylaws provide that a vote of the majority of our independent directors is required for the selection of director nominees for election at each annual meeting of stockholders or at any special meeting of stockholders called for the purpose of electing directors.

Compensation Committee.  On May 28, 2008, we also established a Compensation Committee of the Board of Directors. The members of the Compensation Committee are Dr. Chin Ji Wei, Dr. Du Wen Min, and Mr. Simon Yick. Dr. Du Wen Min serves as the chairperson of the Compensation Committee.

The Compensation Committee has responsibility for, among other things:

•	reviewing and approving our Chief Executive Officer’s compensation and making recommendations to the board with respect to compensation of other executive employees;
•	evaluating the CEO’s performance in light of corporate goals and objectives and setting the CEO’s compensation level based on that evaluation, as well as the short-term and long-term performance of the Company;
•	reviewing and recommending to the board for approval by a majority of the independent members of the board, the compensation of all executive officers other than the CEO, based on such factors as the disinterested members of the Compensation Committee may deem relevant;
•	administering our incentive compensation plans and equity-based plans and making recommendations to the board with respect to those plans; and
•	producing an annual report on executive compensation for inclusion in the Company’s Proxy Statement in accordance with applicable rules and regulations.

Chairperson	Member	Audit Committee Financial Expert

	Audit Committee	Nominating Committee	Compensation Committee
Mr. Song Jinan
Dr. Chin Ji Wei
Dr. Du Wen Min
Mr. Simon Yick

The charters of the three committees are posted on the Company’s website and can be accessed free of charge at www.chn-biotics.com. They are also available in print to anyone who requests them.

Risk Oversight

Our Board of Directors takes an active role, as a whole and also at the committee level, in overseeing the material risks facing the Company, including operational, financial, legal and regulatory, and strategic and reputational risks. Risks are considered in virtually every business decision and as part of the Company’s overall business strategy. Our Board committees also regularly engage in risk assessment as a part of their regular function. The Audit Committee discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Nominating Committee manages risks associated with corporate governance, including risks associated with the independence of the board and reviews risks associated with potential conflicts of interest affecting directors and executive officers of the Company. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board of Directors is regularly informed through committee reports about such risks. The Board regularly engages in discussion of financial, legal, technology, economic and other risks. Because overseeing risk is an ongoing process that is inherent in the Company’s strategic decisions, our Board discusses risk throughout the year at other meetings in relation to specific proposed actions. Additionally, our Board exercises its risk oversight function in approving the annual budget and quarterly forecasts and in reviewing the Company’s long-range strategic and financial plans with management.

Director Qualifications

We seek directors with established professional reputations and experience in areas relevant to the strategy and operations of our businesses. We also seek directors who possess the qualities of integrity and candor, personal and professional ethics, commitment to understanding the Company’s business, industry knowledge and contacts, leadership, strong analytical skills, and the willingness to engage management and each other in a constructive and collaborative fashion. We also seek directors who have the ability and commitment to devote significant time and energy to service on the Board and its committees. We believe that all of our directors meet the foregoing qualifications.

The criteria described above are used as guidelines to evaluate the experience, qualifications, skills and diversity of our current and potential Board members. With respect to diversity, certain of our directors have strong scientific backgrounds that are relevant to our industry; another of our directors has a background in accounting, finance, and management. We believe that the backgrounds and skills of our directors bring a diverse range of experience, opinion and perspectives to the Board.

Meetings of the Board of Directors; Board and Committee Member Attendance

Last year, our full Board met 11 times, the Audit Committee met 5 times, the Compensation Committee met 1 time, and the Nominating Committee met 1 time. During the last fiscal year, the Board and the committees of the Board acted by unanimous written consent from time to time when such consent was required. Each Board member attended 75% or more of the aggregate number of meetings of the Board, and of the committees on which he served, that were held during the period for which he was a director or committee member, respectively.

Stockholder Communications with the Board of Directors

Any stockholder or interested party who wishes to communicate with our Board of Directors or any specific directors may write to China-Biotics, Inc., Board of Directors, at No. 26, Orient Global Headquarter, Lane 118, Yonghe Road, Zhabei District, Shanghai 20072, People’s Republic of China.

The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Corporate Secretary will make copies of all such letters and circulate them to the appropriate director(s). All such communications will be forwarded to the intended director(s) without editing or screening. If these foregoing procedures are modified, updated procedures will be posted on the Company’s corporate website at www.chn-biotics.com.

Code of Conduct and Ethics

Our Board of Directors has adopted a Code of Conduct and Ethics applicable to our directors and executive officers, including our chief executive officer, chief financial officer, and other of our senior financial officers and employees in accordance with applicable rules and regulations of the SEC and NASDAQ. Our Code of Conduct and Ethics is posted on our website at www.chn-biotics.com.

Director Nomination Procedures

The nominations to the Board of Directors were completed by the Company’s Nominating Committee and approved by a vote of the majority of our independent directors. The Nominating Committee has established qualification requirements, composition criteria, and the procedures for selecting new directors. In evaluating a candidate for director, the committee considers, in addition to the criteria contained in the Company’s corporate governance principles and policies, and such other criteria as the committee considers appropriate under the circumstances, whether a candidate possesses the integrity, judgment, knowledge, experience, skill, expertise, and viewpoints that are likely to enhance the board of director’s ability to manage and direct the affairs and business of the Company, including, when applicable, to enhance the ability of committees of the board of director’s to fulfill their duties. The committee also takes into account, as applicable, the satisfaction of any independence requirements imposed by law, regulation, and the Company’s policies. When considering director nominees recommended by a stockholder, the committee may also consider the number of shares held by the recommending stockholder, the length of time that such shares have been held, and the relationship, if any, between the recommending stockholder and the proposed director nominee.

The nominations to the Board of Directors were made using procedures in accordance with the charter of the Nominating Committee, including the director qualifications, criteria and skills, as outlined in such charter. The Nominating Committee will consider qualified nominees recommended by stockholders who may submit recommendations to the Nominating Committee in care of our Chairman of the Board and Secretary at the following address:

Nominating Committee
c/o Chairman of the Board and Secretary
No. 26, Orient Global Headquarter, Lane 118, Yonghe Road
Zhabei District, Shanghai 20072, People’s Republic of China

General Director Nomination Right of All Stockholders

Any stockholder of the Company may nominate one or more persons for election as a director of the Company at an Annual Meeting of Stockholders if the stockholder complies with the notice, information, and consent provisions contained in Article 3, Section 2 of the Company’s Bylaws. Specifically, these provisions require that written notice of a stockholder’s intent to make a nomination for the election of directors be received by the Secretary of the Company not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day prior to the anniversary date of the prior year’s Annual Meeting of Stockholders, and that such notice include the following information:

•	As to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person(s) to be nominated; (ii) the principal occupation or employment of the person; (iii) the class or series of any number of shares of capital stock of the Company that are owned beneficially or of record by the person; and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder;
•	As to the stockholder giving the notice, (i) the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series of any number of shares of capital stock of the Company that are owned beneficially or of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made; (iii) a description of all arrangements or understandings relating to the nomination to be made by such stockholder among such other stockholders, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee or any other person or persons, including their names; (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notices; and (v) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder;

The Corporate Secretary will send a copy of the Company’s Bylaws to any interested stockholder who requests them.

Executive Officers

Mr. Song serves as Chief Executive Officer, Mr. Tao (Travis) Cai serves as Chief Financial Officer, Dr. Chang serves as the Chief Operating Officer of the Company.

Name	Age	Position	Held Office Since
Mr. Song Jinan	48	Chief Executive Officer	2006
Mr. Tao (Travis) Cai	38	Chief Financial Officer	2010
Dr. Hui S. Chang	42	Chief Operating Officer	2010

Mr. Travis Cai, age 38, has been the Chief Financial Officer since January 22, 2010. Mr. Cai previously served as Vice President of Finance at A-Power Energy Generation Systems Ltd. (Nasdaq: APWR) from 2009 to January 2010, Director of Finance and Assistant to President at Vimicro Corp. (Nasdaq: VIMC) from 2007 to 2009, Director of Investment at Tsing Capital in 2006, and Financial Analyst at Spinnaker Partners and WDC Financial from 2001 to 2005. Mr. Cai holds a Master of Science degree in Information Systems from the Stern School of Business at New York University and a Bachelor of Science degree in Material Science & Engineering from Tsinghua University in Beijing, China. Mr. Cai is also certified as a Financial Risk Manager by the Global Association of Risk Professionals.

Dr. Hui S. Chang, age 42, has been the Chief Operating Officer since November 11, 2010. Dr. Chang brings 15 years of biopharmaceutical project management experience and excellent research capabilities. Prior to joining the Company, Dr. Chang served as President of a consulting service for a Sino-U.S. joint biopharmaceutical program, where he led scientific design, development, clinical trials, production, and quality control for viral vaccines and antibodies. Dr. Chang was previously a senior manager of Nabi Biopharmaceuticals, where he supervised the development and production of bacterial and viral vaccines, developed biological potency and immunological methods, and managed the development of assays for quality control and clinical testing. Earlier, Dr. Chang served as a manager at Vaccinnate, a North American bio-vaccine company, where he led the design, GMP production, and clinical testing of viral vaccines. Dr. Chang holds a Ph.D. in vaccine development with a focus on biochemistry and immunology, as well as an MBA with concentrations in finance and logistics in the vaccine industry, from Johns Hopkins University. He also has a Bachelor of Science in biology from the University of Maryland. Dr. Chang has received certified training in Good Clinical Practice (GCP), Good Laboratory Practice (GLP), Good Manufacturing Practice (GMP), and Good Safety Practice (GSP) procedures. Dr. Chang is fluent in English and Mandarin Chinese.

Key Employees

In addition, we have a strong management team with significant experience in our industry. We also have a technical advisory panel comprising a group of experts from different fields of live sciences, including genetics, microecologics, biochemistry and molecular materials, to advise on our product research and development. Mr. Song Jinan is a member of the technical advisory panel. Biographical details of the other key employee not included above are set out below:

Ms. Yan Yihong, age 47, is the Chief Administration Officer (assistant to the general manager) of Shining. Ms. Yan has served as a director of Shining since 1999. She was appointed as the chief administration officer in 2004. During the past five years, Ms. Yan has been an employee of Shining in various capacities and has, among other things, participated in formulating the company’s development plans, implemented the company’s internal control procedures and represented the company in business negotiations with relevant government authorities and other external parties.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Our Compensation Committee is responsible for advising and assisting the Board in its responsibilities related to compensation of the Company’s executive officers, and ensuring that compensation plans are appropriate and competitive and properly reflect the objectives and performance of our management and the Company.

Our compensation program is designed to attract and retain employees and reward them for their efforts toward helping us achieve both long-term and short-term goals. Currently, compensation for our executive officers is set based on relevant factors, such as:

•	The short-term and long-term performance of the Company;
•	The performance of the executive officers in light of relevant corporate goals and objectives;
•	Executive compensation levels at comparable companies; and
•	The recommendations of our Chief Executive Officer.

Base salaries are reviewed annually and adjustments are made to reflect performance-based factors, such as the individual performance of the executive officer and the financial performance of the Company, as well as competitive conditions in the industry. The Compensation Committee will use the Company’s financial performance for fiscal year 2011 as a baseline to determine its executive officers’ future compensation, including any adjustments to their current salaries in the annual review process. Other specific performance goals and specific corporate goals and objectives that may be used to set or adjust executive compensation are currently under discussion by the Compensation Committee but have not yet been formally approved.

On January 16, 2011, the Board approved the 2010 Equity Incentive Plan (the “2010 Plan”), which is being submitted to the stockholders for approval at the Annual Meeting. The Company believes that equity awards will (i) promote long-term performance by its executives; (ii) create an ownership culture among our executive officers; and (iii) will foster beneficial long-term performance by the Company. The Company further believes that an equity compensation program will provide our employees with incentives to help align their interests with the interests of stockholders. The Compensation Committee believes that the use of stock-based awards promotes our overall executive compensation objectives and expects that stock options will become a significant source of compensation for our executives.

The base salary of Mr. Song, our Chief Executive Officer, was $78,162 per year during the 2010 fiscal year, which was decreased from $129,586 per year during the 2009 fiscal year at the request of Mr. Song to lower general and administrative costs. The Compensation Committee agreed with the Company’s decision to lower Mr. Song’s salary.

On January 16, 2010 (the “Grant Date”), upon recommendation by the Compensation Committee and pursuant to the 2010 Plan, the Company granted to Mr. Song options to purchase 300,000 shares of the Company’s common stock. The exercise price of the options is $14.81 per share (the “Exercise Price”), which is equal to the weighted average closing price per share of the Company’s common stock on the NASDAQ Stock Exchange over the most recent two-week period prior to the Grant Date. The options will vest according to the Vesting Schedule (as defined below), but will become exercisable only upon stockholder approval of the 2010 Plan.

Mr. Cai, our Chief Financial Officer, receives a base salary of $150,000 per year. In addition, on the Grant Date, the Company granted to Mr. Cai options to purchase 150,000 shares of the Company’s common stock at the Exercise Price. The options shall vest according to the Vesting Schedule (as defined below), but shall become exercisable only upon stockholder approval of the 2010 Plan. On January 16, 2010, the Company entered into a written employment agreement with Mr. Cai memorializing the terms of Mr. Cai’s employment, including his base salary and the option grant.

With respect to the options granted to Mr. Song and Mr. Cai, the “Vesting Schedule” means a series of 48 successive monthly installments on the last day of each month (beginning with the calendar month including the Grant Date) such that (1) during the first 12-month period, the options will vest in equal monthly installments such that on the one-year anniversary of the Grant Date, 20% of the options shall be fully vested; (2) during the second 12-month period, the options will vest in equal monthly installments such that on the two-year anniversary of the Grant Date, an additional 20% of the options shall be fully vested; (3) during the third 12-month period, the options will vest in equal monthly installments such that on the three-year anniversary of the Grant Date, an additional 30% of the options shall be fully vested; and (4) during the fourth 12-month period, the options will vest in equal monthly installments such that on the four-year anniversary of the Grant Date, an additional 30% of the options shall be fully vested.

Dr. Chang, our Chief Operating Officer, receives a base salary of $120,520 per year.

The compensation of our executive officers was unanimously approved by our Compensation Committee based on their respective salary histories, their respective professional experience, their personal attributes and experience, an analysis of the compensation levels of executive officers of comparable companies, and on the recommendation of our Chief Executive Officer. The three companies that were identified as comparable for purposes of setting our executive officer compensation were American Oriental Biogineering, Inc., Shanghai Bright Dairy & Food, and Tiens Biotech Group (USA), Inc. American Oriental Bioengineering is a New York Stock Exchange listed, U.S.-based company focused on producing pharmaceutical and neutraceutical products for the Chinese market. Shanghai Bright Dairy & Food is a Shanghai Stock Exchange listed company that produces dairy products for the Chinese market. Tiens Biotech Group is U.S-based, NYSE Alternext US-listed company focused on developing and producing nutrition supplement products for the Chinese and international market.

In the future, the Compensation Committee will seek to identify additional companies that are considered comparable for the purposes of setting executive compensation. Any future adjustments to the compensation of our executive officers will take into account the factors described above, their future performance, the Company’s future financial performance, and any additional factors the Compensation Committee considers appropriate at that time.

Our Compensation Committee is responsible for advising and assisting the Board in its responsibilities related to compensation of the Company’s executives, and ensuring that compensation plans are appropriate and competitive and properly reflect the objectives and performance of our management and the Company.

Board Compensation

The table below lists the compensation received by the independent directors of China-Biotics for the fiscal years ended March 31, 2010, 2009 and 2008.

Name of independent directors	Year	Salary(1)	Bonus	Option Awards		Other Annual Compensation
Dr. Chin Ji Wei	2010	$12,903	—	—	(2)	—
	2009	$—	—	—		—
	2008	$5,722	—	—		—
Dr. Du Wen Min	2010	$—	—	—	(3)	—
	2009	$—	—	—		—
	2008	$5,722	—	—		—
Mr. Simon Yick	2010	$58,050	—	—	(4)	—
	2009	$30,968	—	—		—
	2008	$18,273	—	—		—

(1)	Chin Ji Wei and Dr. Du Wen Min were paid in RMB; the US dollar amounts were calculated using an exchange rate of RMB6.99 to US$1, the prevailing rate as of March 31, 2010. Mr. Simon Yick was paid in Hong Kong dollars; the US dollar amount was calculated using an exchange rate of HK$7.75 to US$1, the prevailing rate as of March 31, 2010.

(2)	On January 16, 2011, the Company granted Dr. Chin options to purchase 80,000 shares of the Company’s common stock at an exercise price of $14.81 per share. The options are subject to graded vesting over a four year period, and will become exercisable only upon stockholder approval of the 2010 Equity Incentive Plan.
(3)	On January 16, 2011, the Company granted Dr. Du options to purchase 80,000 shares of the Company’s common stock at an exercise price of $14.81 per share. The options are subject to graded vesting over a four year period, and will become exercisable only upon stockholder approval of the 2010 Equity Incentive Plan.
(4)	On January 16, 2011, the Company granted Mr. Yick options to purchase 100,000 shares of the Company’s common stock at an exercise price of $14.81 per share. The options are subject to graded vesting over a four year period, and will become exercisable only upon stockholder approval of the 2010 Equity Incentive Plan.

Executive Officer Compensation

The following table sets forth information concerning compensation awarded to, earned by, or paid to Mr. Song Jinan, the Chief Executive Officer of China-Biotics, Travis Cai, the Chief Financial Officer of China-Biotics, Dr. Hui S. Chang, the Chief Operating Officer of China-Biotics, and Mr. Lewis Fan, former Chief Financial Officer of China-Biotics. Mr. Song, Mr. Cai, and Dr. Chang are currently the only executive officers of China-Biotics. No other officer of China-Biotics or SGI received compensation in excess of $100,000 during the fiscal years ended 2010, 2009, and 2008.

Annual Compensation

Name	Year	Salary		Bonus	Option Awards		Total
Song Jinan CEO, Treasurer, Secretary, and Principal Executive Officer of SGI(1)	2010	$78,162	(2)	—	—	(2)	$78,162
	2009	$129,586		—	—		$129,586
	2008	$139,020		—	—		$139,020
Tao (Travis) Cai, Chief Financial Officer(1)	2010	$28,571	(3)	—	—	(3)	$28,571
	2009	—		—	—		—
	2008	—		—	—		—
Dr. Hui S. Chang, Chief Operating Officer(4)	2010	—		—	—		—
	2009	—		—	—		—
	2008	—		—	—		—
Lewis Fan, Former Chief Financial Officer(1)	2010	$80,000		—	—		$80,000
	2009	$10,000		—	—		$10,000
	2008	—		—	—		—

(1)	Mr. Song became our Chief Executive Officer, Chief Financial Officer, Treasurer, and Secretary on March 22, 2006. He was the sole executive officer of China-Biotics prior to November 2006 and the principal executive officer of SGI for the periods indicated. On November 13, 2006, Mr. Song resigned from the office of Chief Financial Officer and appointed Mr. Raymond Li to serve as the Chief Financial Officer. Mr. Lewis Fan replaced Mr. Li as the Chief Financial Officer as of March 6, 2009. Mr. Travis Cai became the Chief Financial Officer on January 22, 2010.
(2)	Mr. Song was paid in RMB. The US dollar amounts were calculated using an exchange rate of RMB6.99 to US$1, the prevailing rate as of March 31, 2010, and includes social insurance contributions of US$7,463 (RMB52,164), US$6,553 (RMB45,809) and US$24,549 (RMB171,600) for Mr. Song for the years ended March 31, 2010, 2009 and 2008, respectively. On January 16, 2011, Mr. Song was granted options to purchase 300,000 shares of the Company’s common stock at an exercise price of $14.81 per share. The options are subject to graded vesting over a four year period, and will become exercisable only upon stockholder approval of the 2010 Equity Incentive Plan.

(3)	Mr. Cai’s base salary is $150,000 per year, and he received a total of $28,571 during fiscal year 2010. In addition to his base salary, on January 16, 2011, Mr. Cai was granted options to purchase 150,000 shares of the Company’s common stock at an exercise price of $14.81 per share. The options are subject to graded vesting over a four year period, and will become exercisable only upon stockholder approval of the 2010 Equity Incentive Plan.
(4)	Dr. Hui S. Chang became our Chief Operating Officer on November 11, 2010. Dr. Chang will receive an annual salary of $120,520.

Equity Compensation Plans and Awards

On January 16, 2011, the Board adopted the 2010 Plan and reserved 1,500,000 shares of common stock for issuance under the 2010 Plan. For additional information about the 2010 Plan, see “Proposal No. 3 —  Approval of 2010 Equity Incentive Plan.” For a description of awards made pursuant to the 2010 Plan, see “Executive Compensation — Compensation Discussion and Analysis.”

Compensation Committee Interlocks and Insider Participation

Prior to establishing the Compensation Committee, our Board of Directors as a whole performed the functions delegated to the Compensation Committee. None of the members of our Compensation Committee has ever been one of our officers or employees. None of our executive officers currently serves, or has served, as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Compensation Committee Report

The Compensation Committee Report is not to be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that such information be treated as soliciting material or specifically incorporates it by reference into any filing under the Securities Act or the Exchange Act.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on this review and discussion, the Compensation Committee has recommended to the Company’s Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee

Dr. Chin Ji Wei
Dr. Du Wen Min
Mr. Simon Yick

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of January 1, 2011, including shares which the listed beneficial owner has the right to acquire within 60 days from such date from options, warrants, rights, conversion privileges or similar obligations, by:

•	each holder of more than 5% of our common stock;
•	each of our executive officers and directors; and
•	our executive officers and directors as a group.

Unless otherwise noted below, the addresses of each beneficial owner set forth below is No. 26, Orient Global Headquarter, Lane 118, Yonghe Road, Zhabei District, Shanghai 20072, People’s Republic of China. The numbers and percentages are based on 22,150,200 shares of our common stock outstanding as of January 1, 2011, and do not include options granted to certain officers and directors on January 16, 2011, which are exercisable only upon stockholder approval of the 2010 Equity Incentive Plan.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Owned	Percent of Common Stock Owned
Song Jinan(1)	9,064,030	40.9%
Chin Ji Wei	—	—
Du Wen Min	—	—
Simon Yick(2)	221,000	1.0%
Hui S. Chang	—	—
Travis Cai	—	—
Tai Kwok Leung, Alexander(3)	1,469,700	6.6%
Executive officers and directors (2 persons)	9,285,030	41.9%

(1)	Includes 3,979,993 shares held by Ms. Yan Li. Ms. Yan is the spouse of Mr. Song, a director and our President and Chief Executive Officer.
(2)	Each of Mr. Yick and his spouse owns 50% of Master Talent Group Limited, which owns 221,000 shares of our common stock.
(3)	Tai Kwok Leung, Alexander, is the sole stockholder of Fascinating Gain Investments Limited and Charming Leader Group Limited, each of which holds 734,850 shares of our common stock. Mr. Tai may be deemed to beneficially own these shares. The address for Mr. Tai, Fascinating Gain Investments Limited and Charming Leader Group Limited is 8th Floor, No. 313 Lockhart Road, Wanchai, Hong Kong.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended March 31, 2010, all applicable Section 16(a) filing requirements were met and all such filings were timely.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee consists of three non-employee directors who are independent under the independence definitions established by the SEC, the American Stock Exchange, and NASDAQ. The Audit Committee represents and assists the Board of Directors in fulfilling its responsibility for oversight and evaluation of the quality and integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications and independence of the Company’s registered public accounting firm, BDO Limited, and the performance of the Company’s internal controls.

The Audit Committee has reviewed and discussed with management the Company’s audited financial statements as of, and for, the fiscal year ended March 31, 2010, and management’s assessment of the effectiveness of the Company’s internal controls over financial reporting. The Audit Committee has also discussed with BDO Limited the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

In addition, the audit committee has received from BDO Limited the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant its independence.

Based on our review and the discussions referred to above, the audit committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2010 for filing with the SEC.

Respectfully submitted,

Simon Yick, Chairman
Chin Ji Wei
Du Wen Min

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

On May 26, 2006, we retained BDO Limited to serve as our principal independent accountant. BDO Limited acted as our independent accountants to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ended March 31, 2010.

The affirmative vote of a majority of the shares represented at the meeting is required for the ratification of the selection and appointment by the Board of Directors of BDO Limited as the Company’s independent auditor for the fiscal year ending March 31, 2011.

If the stockholders do not ratify the selection of BDO Limited as our independent registered public accounting firm for the fiscal year ending March 31, 2011, our Board of Directors will evaluate what would be in the best interests of the Company and our stockholders and consider whether to select a new independent registered public accounting firm for the current fiscal year or whether to wait until the completion of the audit for the current fiscal year before changing our independent registered public accounting firm.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Set forth below is a summary of the fees we paid our principal auditor for professional services rendered for the years ended March 31, 2010 and 2009. All of the audit fees were approved by either the Board of Directors acting as the Company’s Audit Committee.

Audit Fees

The aggregate fees billed for professional services rendered by BDO Limited for the audit of our annual financial statements and review of financial statements and SEC filings for the fiscal years ended March 31, 2010 and 2009 were $356,000 and $292,260, respectively.

Audit-Related Fees

BDO Limited did not render any audit-related services to us for the fiscal years ended March 31, 2010 and 2009.

Tax Fees

BDO Limited did not render any tax services to us for the fiscal years ended March 31, 2010 and 2009.

All Other Fees

BDO Limited did not render any other services to us for the fiscal years ended March 31, 2010 and 2009.

Policy on Audit Committee Pre-Approval of Audit and Audit-Related Services of Independent Auditors

Our Audit Committee pre-approves all audit and audit-related services provided by the independent auditors. On an ongoing basis, management communicates specific projects and categories of services for which advance approval of the Board of Directors is requested. The Audit Committee reviews these requests and makes a recommendation to the Board of Directors. The Board of Directors then advises management whether it has approved the engagement of the independent auditors for specific projects.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF ITS SELECTION OF BDO LIMITED AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2011.

PROPOSAL 3
APPROVAL OF 2010 EQUITY INCENTIVE PLAN

The Company is seeking approval of the stockholders to adopt the Company’s 2010 Equity Incentive Plan (the “2010 Plan”). The purpose of the Plan is to secure and retain the services of certain eligible qualified individuals for positions of substantial responsibility with the Company and to provide incentives to such individuals to exert maximum efforts for the success of the Company. If the 2010 Plan is approved, a total of 1,500,000 shares of common stock would be available for issuance under the 2010 Plan.

General Description of the 2010 Plan

The following is a summary of the material provisions of the 2010 Plan, which is qualified in its entirety by reference to the specific provisions of the 2010 Plan, the full text of which is set forth as Appendix A to this Proxy Statement. Capitalized terms used, but not defined, below have the meanings given to them in the 2010 Plan.

Administration.  The 2010 Plan is administered by the Company’s Board of Directors, unless the board delegates administration to a committee (the “Committee”). Such a Committee must consist of two (2) or more members of the Board, each of whom must qualify as a Non-Employee Director, Outside Director, and Independent Director. Whether or not the Board delegates administration, the Board has the final power to determine all questions of policy and expediency that may arise under the 2010 Plan. The Board (or the Committee) has the power to determine the terms of any awards granted under the 2010 Plan, including, without limitation, the number of shares subject to an award, vesting criteria, performance conditions, and the manner of exercise. The Board has the power to construe and interpret the 2010 Plan and the awards granted under it, to establish, amend, and to revoke rules and regulations for its administration. The Board may also amend the 2010 Plan and the awards granted under it, as well as exercise such powers and perform such acts as the Board deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the 2010 Plan. The Board may abolish the Committee, or any subcommittee, at any time and revest in the Board the administration of the 2010 Plan.

Grant of Awards; Shares Available for Awards.  The 2010 Plan provides for the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, and Stock Appreciation Rights to Employees, Directors, and Consultants of the Company, or any Employee, Director, or Consultant of a Parent or Subsidiary of the Company (each an “Eligible Recipient”). A total of 1,500,000 shares of common stock are available for issuance under the 2010 Plan.

•	Options. Each Option will contain such terms and conditions as the Board deems appropriate, subject to certain requirements. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Each Option will include certain required provisions, including term, exercise price, consideration, transferability, vesting and termination provisions for the Options.
•	Restricted Stock and Restricted Stock Units. Restricted Stock or Restricted Stock Units may be granted under the Plan. If the Board determines that it will offer Restricted Stock or Restricted Stock Units, it will advise the Participant in writing or electronically, by means of a Stock Award Agreement, of the terms, conditions and restrictions, including vesting, if any, related to the offer, including the number of shares of Common Stock that the Participant shall be entitled to receive or purchase, the price to be paid, if any, and, if applicable, the time within which the Participant must accept the offer. The offer may be accepted by execution of a Stock Award Agreement or as otherwise directed by the Board. The term of each award of Restricted Stock or Restricted Stock Units shall be at the discretion of the Board. The Board may impose such conditions or restrictions on the Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may determine advisable, including the achievement of specific performance goals, time based restrictions on vesting, or others.

•	Stock Appreciation Rights. Grants of Stock Appreciation Rights shall be pursuant to a Stock Award Agreement, which must be in such form and must contain such terms and conditions, as the Board shall deem appropriate. The Board may grant Stock Appreciation Rights in connection with all or any part of an Option to a Participant or in a stand-alone grant. The terms and conditions of a Stock Appreciation Right must include certain provisions, including a calculation of appreciation (as further described in the 2010 Plan), vesting, and method of exercise and payment.

Eligibility.  Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Eligible Recipients. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such option is at least one hundred ten percent (110%) of the Fair Market Value of the common stock at the date of grant and the option is not exercisable after the expiration of five (5) years from the date of grant. A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions. Foreign Participants’ eligibility under the 2010 Plan shall be determined at the discretion of the Board.

Amendments.  The Board may amend the 2010 Plan at any time, but no amendment shall be effective unless approved by the Company’s stockholders. Rights under any Stock Award granted before amendment of the 2010 Plan may not be impaired unless the Company requests the consent of the participant and the participant consents in writing. The Board may amend the terms of any Stock Award, provided that the rights under the Stock Award may not be impaired unless the Company requests the consent of the participant and the participant consents in writing.

Termination.  The Board may suspend or terminate the 2010 Plan at any time. Unless sooner terminated by the Board, the Plan shall terminate on the date before the tenth (10th) anniversary of the date the 2010 Plan is adopted by the Board or approved by the stockholders of the Company, whichever is later. No Stock Award may be granted under the 2010 Plan while the 2010 Plan is suspended or after it is terminated. Suspension or termination of the 2010 Plan shall not impair the rights and obligations under any Stock Award granted while the 2010 Plan is in effect except with the written consent of the participant.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2010 PLAN.

PROPOSAL 4
NON-BINDING VOTE ON EXECUTIVE COMPENSATION

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. The Company is presenting this proposal which gives stockholders the opportunity to endorse or not endorse our executive compensation programs through an advisory vote “FOR” or “AGAINST” the following resolution:

“RESOLVED, that the Company’s stockholders approve, by a non-binding vote, the compensation of the Company’s named executive officers, as disclosed on pages 13 to 16 in the Proxy Statement related to the Company’s 2010 Annual Meeting to be held on March 9, 2011.”

As described in detail under the heading “Executive Compensation — Compensation Discussion and Analysis,” our executive compensation program is designed to attract and retain employees and reward them for their efforts toward helping us achieve our long-term and short-term goals. We believe that our executive compensation program, including the addition of the 2010 Equity Incentive Plan, will achieve these objectives and the Board of Directors urges stockholders to approve the compensation of our named executive officers by voting “FOR” the resolutions set forth above. In deciding how to vote on this proposal, the Board of Directors urges you to consider the following factors:

•	We align executive and stockholder interests by providing incentives linked to operating performance and stock price performance;
•	An executive’s compensation correlates with his or her individual contribution and performance;
•	An executive’s compensation is based, in part, on our need to attract and retain the most talented industry leaders; and
•	An executive’s compensation is based, in part, on the practices of peers in our industry and other comparable companies.

As an advisory vote, this proposal is not binding on the Company. However, our Board of Directors and our Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions regarding the Company’s named executive officers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE NON-BINDING RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 5
ADVISORY VOTE ON THE FREQUENCY OF
AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also enables our stockholders to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers. By voting on this Proposal 5, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years.

You may cast your vote on your preferred voting frequency by choosing the option of “EVERY YEAR,” “EVERY TWO YEARS,” “EVERY THREE YEARS” or “ABSTAIN” from voting when you vote in response to the resolution set forth below.

“RESOLVED, that the Company’s stockholders recommend, by a non-binding vote, whether a non-binding stockholder vote to approve the compensation of the Company’s named executive officers should occur every one two, or three years.

In considering their vote, stockholders may wish to review with care the information presented in connection with Proposal 4 and the information on the Company’s compensation policies and decisions regarding the named executive officers presented in Compensation Discussion and Analysis on pages 13 to 14. In addition, stockholders should note the following:

•	A triennial policy would permit stockholders, directors, and managers to evaluate the effects of our compensation program on long-term performance and would help align “say on pay” with the goal of avoiding short-termism in corporate governance and executive pay arrangements.
•	In addition, the triennial approach would allow stockholders to engage in more thoughtful analysis and voting by providing more time between votes.
•	Finally, the three-year period between each vote would provide management with the time necessary to implement improvements and changes to address concerns raised by stockholders.

For these reasons, we believe that a three-year period is appropriate in order to provided stockholders with a more comprehensive view of whether our named executive officer compensation programs are achieving their goals.

For the purposes of this Proposal 5, the Company will treat the option selected by the affirmative vote of a plurality of shares present and entitled to vote as the option approved by the stockholders. However, because this vote is advisory and not binding on the Board or the Company in any way, the Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE OPTION OF ONCE “EVERY THREE YEARS” AS THE FREQUENCY WITH WHICH STOCKHOLDERS ARE PROVIDED AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

PROPOSALS OF STOCKHOLDERS

We expect to hold our next Annual Meeting on or about September 21, 2011. If you wish to submit a proposal for inclusion in the proxy materials for that meeting, you must send the proposal to our Corporate Secretary at the address below. The proposal must be received at our executive offices no later than June 23, 2011, to be considered for inclusion. Among other requirements set forth in the SEC’s proxy rules and our Bylaws, you must have continuously held at least $2,000 in market value or 1% of our outstanding stock for at least one year by the date of submitting the proposal, and you must continue to own such stock through the date of the meeting.

If you intend to nominate candidates for election as directors or present a proposal at the meeting without including it in our proxy materials, you must provide notice of such proposal to us no later June 23, 2011, but not before May 24, 2011. Our Bylaws outline procedures for giving the required notice. If you would like a copy of the procedures contained in our Bylaws, please contact:

Corporate Secretary
No. 26, Orient Global Headquarter
Lane 118, Yonghe Road
Zhabei District, Shanghai 200072
People’s Republic of China

OTHER MATTERS

Our Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Song Jinan
Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON MARCH 9, 2011.

The Notice of Annual Meeting of Stockholders, Proxy Statement, and the Annual Report on Form 10-K for the fiscal year ended March 31, 2010, are available on our website at http://www.chn-biotics.com.

Subsequent to the filing of our Annual Report on Form 10-K, we filed Quarterly Reports on Form 10-Q for the periods ended June 30, 2010, and September 30, 2010. Copies of these Quarterly Reports are available without charge upon written request to: Corporate Secretary, No. 26, Orient Global Headquarter, Lane 118, Yonghe Road, Zhabei District, Shanghai 200072, People’s Republic of China.

APPENDIX A

2010 EQUITY INCENTIVE PLAN

CHINA-BIOTICS, INC.
2010 EQUITY INCENTIVE PLAN

As approved by the Board of Directors
on January 16, 2011

1.	Purposes.

(a)  General Purpose.  The Company, by means of the Plan, seeks to retain the services of Eligible Recipients, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and, if applicable, any of the Company’s parents and subsidiaries.

(b)  Available Stock Awards.  The purpose of the Plan is to provide a means by which Eligible Recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Restricted Stock grants; (iv) Restricted Stock Unit grants; and (v) Stock Appreciation Rights.

2.	Definitions.

“Affiliate” means any Parent or Subsidiary of the Company, whether now or hereafter existing.

“Board” means the Board of Directors of the Company.

“Change in Control” means (i) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; or (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets. A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means a committee of one or more members of the Board appointed by the Board in accordance with Section 3(c) of the Plan.

“Common Stock” means the common stock of the Company.

“Company” means China-Biotics, Inc., a Delaware corporation.

“Consultant” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services, including members of any advisory board constituted by the Company, or (ii) who is a member of the Board of Directors of an Affiliate. However, the term “Consultant” shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director’s fee by the Company for their services as Directors.

“Continuous Service” means, with respect to Employees, service with the Company or an Affiliate that is not interrupted or terminated. With respect to Directors or Consultants, Continuous Service means service with the Company, or a Parent or Subsidiary of the Company, whether as a Director or Consultant, that is not interrupted or terminated. The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

“Covered Employee” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code and the regulations promulgated thereunder.

“Designated Award” shall have the meaning set forth in Section 11(l)(i)(2) of the Plan.

“Designated Participant” shall have the meaning set forth in Section 11(l)(i) of the Plan.

“Director” means a member of the Board of Directors of the Company.

“Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

“Eligible Recipient” means any Employee, Director or Consultant of the Company or any Employee, Director or Consultant of a Parent or Subsidiary of the Company.

“Employee” means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Executive Officer” means an executive officer within the meaning of Nasdaq Marketplace Rule 5605(a)(1), or any successor rule, as in effect from time to time.

“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)  If the Common Stock is listed on any established stock exchange (including the Nasdaq Global Market or the Nasdaq Capital Market), the Fair Market Value of a share of Common Stock shall be the closing sale price for such stock (or the closing bid, if no sale was reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

(ii)  In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board using a reasonable valuation method.

“FASB ASC Topic 718” shall mean FASB ASC Topic 718 “Compensation — Stock Compensation,” as promulgated by the Financial Accounting Standards Board.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

“Independent Director” means an independent director as defined in Nasdaq Marketplace Rule 5605(a)(2), or any successor rule, as in effect from time to time.

“Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K, or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

“Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means a stock option granted pursuant to Section 6 of the Plan.

“Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

“Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

“Performance Criteria” shall have the meaning set forth in Section 7(a)(iii) of the Plan.

“Plan” means this 2010 Equity Incentive Plan, as amended from time to time.

“PRC” means The People’s Republic of China.

“Regulation S-K” means Regulation S-K promulgated pursuant to the Securities Act, as in effect from time to time.

“Repurchase Blackout Period” means six (6) months from the date the Common Stock relating to a Stock Award is issued to the Participant or, in the case of a Stock Award with vesting restrictions, six (6) months from the vesting date or, in any case, such longer or shorter period of time as required to avoid a variable charge to earnings for financial accounting purposes.

“Restricted Stock” shall mean a grant of shares of Common Stock pursuant to Section 7(b) of the Plan.

“Restricted Stock Units” shall mean a grant of the right to receive shares of Common Stock in the future or their cash equivalent (or both) pursuant to Section 7(a) of the Plan.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stand-Alone Stock Appreciation Right” has the meaning set forth in Section 7(b) of the Plan.

“Stock Appreciation Right” means the right to receive appreciation in the Common Stock pursuant to the provisions of Section 7(b) of the Plan.

“Stock Award” means any right granted under the Plan, including an Option, a Stock Appreciation Right, a Restricted Stock grant and a Restricted Stock Unit grant.

“Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

“Subsidiary” means (1) in the case of an Incentive Stock Option, a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, and (2) in the case of any other Stock Award, in addition to a subsidiary corporation as defined in clause (1), (A) a limited liability company, partnership or other entity in which the Company controls fifty percent (50%) or more of the voting power or equity interests, or (B) an entity with respect to which the Company possesses the power, directly or indirectly, to direct or cause the direction of the management and policies, whether through the Company’s ownership of voting securities, by contract or otherwise; provided that no entity shall constitute a Subsidiary for purposes of this Plan unless the Company’s stock would constitute “service recipient stock” (within the meaning of Code Section 409A and the regulations thereunder) with respect to a service provider to such entity.

“Tandem Stock Appreciation Right” has the meaning set forth in Section 7(b) of the Plan.

“Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock comprising more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

“Trustee” has the meaning set forth in Section 11(l)(i) of the Plan.

3.	Administration.

(a)  Administration by Board.  The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

(b)  Powers of Board.  The Board (or the Committee) shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)  To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

(ii)  To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii)  To amend the Plan or a Stock Award as provided in Section 13.

(iv)  Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

(c)  Delegation to Committee.  The Board may delegate administration of the Plan to a Committee of two (2) or more members of the Board, each of whom must qualify as a Non-Employee Director, Outside Director, and Independent Director. If administration is delegated to such a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be deemed to be to the Committee or subcommittee, as appropriate), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Notwithstanding the foregoing, only a Committee may grant Stock Awards to (i) senior executives of the Company who are subject to Section 16 of the Exchange Act, (ii) Covered Employees, or (iii) the chief executive officer or any other Executive Officer. The Board may abolish the Committee, or any subcommittee, at any time and revest in the Board the administration of the Plan.

(d)  Effect of Board’s Decision.  All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.	Shares Subject to the Plan.

(a)  Share Reserve.  Subject to the provisions of Section 12 relating to adjustments upon changes in Common Stock, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate 1,500,000 shares of Common Stock. The shares that may be issuable under Incentive Stock Options shall be limited to the above maximum number of shares reserved under the Plan.

(b)  Reversion of Shares and Availability of Shares to the Share Reserve.  If any Stock Award granted under the Plan shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, or if any shares of Common Stock issued to a Participant pursuant to a Stock Award granted under the Plan or under the Former Plans are forfeited back to or repurchased by the Company, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting or exercise of such shares, then the shares of Common Stock not acquired under such Stock Award (the “Former Plan Shares”), shall become available for issuance under the Plan. The number of shares of Common Stock underlying a Stock Award not issued as a result of any of the following actions shall again be available for issuance under the Plan: (i) a payout of a Stand-Alone Stock Appreciation Right, or a performance-based award of Restricted Stock or Restricted Stock Units in the form of cash; (ii) a cancellation, termination, expiration, forfeiture, or lapse for any reason (with the exception of the termination of a Tandem Stock Appreciation Right upon exercise of the related Options, or the termination of a related Option upon exercise of the corresponding Tandem Stock Appreciation Right) of any Stock Award; or (iii) payment of the Option exercise price and/or payment of any taxes arising upon exercise of the Option by withholding shares of Common Stock which otherwise would be acquired on exercise or issued upon such payout.

(c)  Source of Shares.  The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.	Eligibility.

(a)  Eligibility for Specific Stock Awards.  Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Eligible Recipients.

(b)  Ten Percent Stockholders.  A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(c)  Consultants.  A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions. Form S-8 generally is available to consultants and advisors only if (i) they are natural persons, (ii) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer’s parent, and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer’s securities.

(d)  Foreign Participants.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its subsidiaries operate or have Employees, Directors or Consultants, the Board, in its sole discretion, shall have the power and authority to: (i) determine which subsidiaries shall be covered by the Plan; (ii) determine which Employees, Directors or Consultants outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Stock Award granted to Employees, Directors or Consultants outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to this subplan as appendices); provided, however, that no such subplans and/or modifications shall increase the number of shares reserved for the Plan as set forth in Section 4 of the Plan; and (v) take any action, before or after a Stock Award is made, that it deems advisable to obtain approval or comply with any applicable foreign laws.

6.	Option Provisions.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

(a)  Term.  Subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, no Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

(b)  Exercise Price of an Incentive Stock Option.  Subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(c)  Exercise Price of a Nonstatutory Stock Option.  The exercise price of Nonstatutory Stock Options shall be determined by the Board. However, the exercise price of each Nonstatutory Stock Option that is intended to qualify as performance-based compensation within the meaning of the Treasury Regulations promulgated under Section 162(m) of the Code shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(d)  Consideration.  The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (A) by delivery to the Company of other Common Stock, (B) pursuant to a cashless exercise program implemented by the Company in connection with the Plan, or (C) in any other form of legal consideration that may be acceptable to the Board. Unless otherwise specifically provided in the Option Agreement, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

(e)  Transferability of an Incentive Stock Option.  An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, an Incentive Stock Option shall be transferable to a trust if, under Section 671 of the Code and applicable state law, the Optionholder is considered the sole beneficial owner of the Option while it is held in trust. Furthermore, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(f)  Transferability of a Nonstatutory Stock Option.  A Nonstatutory Stock Option shall be transferable only to the extent provided in the Option Agreement (subject to applicable securities laws). Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(g)  Vesting Generally.  The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary.

(h)  Termination of Continuous Service.  In the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or, except with respect to Incentive Stock Options, such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

(i)  Extension of Termination Date.  Except with respect to Incentive Stock Options, an Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 6(a), or (ii) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

(j)  Disability of Optionholder.  In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or, except with respect to Incentive Stock Options, such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

(k)  Death of Optionholder.  In the event (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death pursuant to Section 6(e) or 6(f), but only within the period ending on the earlier of (A) the date eighteen (18) months following the date of death (or, except with respect to Incentive Stock Options, such longer or shorter period specified in the Option Agreement) or (B) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

(l)  Early Exercise.  The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. The early purchase of any unvested shares of Common Stock will be pursuant to an early exercise provision in the Option Agreement which may provide for a repurchase option in favor of the Company and other restrictions the Board determines to be appropriate. Any repurchase option so provided for will be subject to the repurchase provisions set forth in Section 11(h) herein.

(m)  Substitution of Stock Appreciation Rights for Options.  If the Company is required to or elects to expense the cost of Options pursuant to FASB ASC Topic 718 (or a successor or other standard), the Board shall have the sole discretion to substitute without receiving Participants’ permission, Stock Appreciation Rights paid only in stock for outstanding Options; provided, the terms of the substituted Stock Appreciation Rights are substantially the same as the terms of the Options, the number of shares underlying the number of Stock Appreciation Rights equals the number of shares underlying the Options and the difference between the Fair Market Value of the underlying shares of Common Stock and the grant price of the Stock Appreciation Rights is equivalent to the difference between the Fair Market Value of the underlying shares of Common Stock and the exercise price of the Options.

7.	Provisions of Stock Awards other than Options.

(a)  Restricted Stock and Restricted Stock Units.

(i)  Designation.  Restricted Stock or Restricted Stock Units may be granted under the Plan. Restricted Stock or Restricted Stock Units may include a dividend equivalent right, as permitted by Section 12(a). After the Board determines that it will offer Restricted Stock or Restricted Stock Units, it will advise the Participant in writing or electronically, by means of a Stock Award Agreement, of the terms, conditions and restrictions, including vesting, if any, related to the offer, including the number of shares of Common Stock that the Participant shall be entitled to receive or purchase, the price to be paid, if any, and, if applicable, the time within which the Participant must accept the offer. The offer shall be accepted by execution of a Stock Award Agreement or as otherwise directed by the Board. The term of each award of Restricted Stock or Restricted Stock Units shall be at the discretion of the Board.

(ii)  Restrictions.  Subject to Section 7(a)(iii), the Board may impose such conditions or restrictions on the Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may determine advisable, including the achievement of specific performance goals, time based restrictions on vesting, or others. If the Board established performance goals, the Board shall determine whether a Participant has satisfied the performance goals.

(iii)  Performance Criteria.  Restricted Stock and Restricted Stock Units granted pursuant to the Plan that are intended to qualify as “performance based compensation” under Section 162(m) of the Code shall be subject to the attainment of performance goals relating to the Performance Criteria selected by the Board and specified at the time such Restricted Stock and Restricted Stock Units are granted. For purposes of this Plan, “Performance Criteria” means one or more of the following (as selected by the Board and as such list to be amended or supplemented from time to time by the Plan Administrator): (1) cash flow; (2) earnings per share; (3) earnings before interest, taxes, and amortization; (4) return on equity; (5) total stockholder return; (6) share price performance; (7) return on capital; (8) return on assets or net assets; (9) revenue; (10) revenue growth; (11) earnings growth; (12) operating income; (13) operating profit; (14) profit margin; (15) return on operating revenue; (16) return on invested capital; (17) market price; (18) brand recognition; (19) customer satisfaction; (20) operating efficiency; or (21) productivity. Any of these Performance Criteria may be used to measure the performance of the Company as a whole or any business unit or division of the Company.

(iv)  Transferability.  Restricted Stock and Restricted Stock Units shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Award Agreement, as the Board shall determine in its discretion.

(v)  Vesting.  Unless the Board determines otherwise, the Stock Award Agreement shall provide for the forfeiture of the non-vested shares of Common Stock underlying Restricted Stock or the termination of unvested Restricted Stock Units upon termination of a Participant’s Continuous Service. To the extent that the Participant purchased the shares of Common Stock granted under any such Restricted Stock award and any such shares of Common Stock remain non-vested at the time of termination of a Participant’s Continuous Service, the termination of Participant’s Continuous Service shall cause an immediate sale of such non-vested shares of Common Stock to the Company at the original price per share of Common Stock paid by the Participant.

(b)  Stock Appreciation Rights.  Grants of Stock Appreciation Rights shall be pursuant to a Stock Award Agreement, which shall be in such form and shall contain such terms and conditions, as the Board shall deem appropriate. The Board may grant Stock Appreciation Rights in connection with all or any part of an Option (“Tandem Stock Appreciation Rights”) to a Participant or in a stand-alone grant (“Stand-Alone Stock Appreciation Rights”). The terms and conditions of a Stock Appreciation Right shall include (through incorporation of the provisions hereof by reference in the Stock Award Agreement or otherwise) the substance of each of the following provisions:

(i)  Calculation of Appreciation.  Each Stock Appreciation Right will be denominated in shares of Common Stock equivalents. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of share of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) an amount that will be determined by the Board at the time of grant of the Stock Appreciation Right (which amount, in the case of Stock Appreciation Rights intended to qualify as performance-based compensation within the meaning of the Treasury Regulations under Section 162(m) of the Code, shall be not less than the Fair Market Value of such shares of Common Stock at the time of grant of the Stock Appreciation Right).

(ii)  Vesting.  At the time of the grant of a Stock Appreciation Right, the Board may impose such restrictions or conditions to the vesting of such Stock Appreciation Right as it deems appropriate.

(iii)  Exercise.  To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such Stock Appreciation Right.

(iv)  Payment.  The appreciation distribution in respect of a Stock Appreciation Right may be paid in Common Stock, in cash, or any combination of the two, as the Board deems appropriate.

(v)  Termination of Continuous Service.  If a Participant’s Continuous Service terminates for any reason, any unvested Stock Appreciation Rights shall be forfeited and any vested Stock Appreciation Rights shall be automatically redeemed.

(vi)  Transferability.  Stock Appreciation Rights shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Award Agreement, as the Board shall determine in its discretion.

(vii)  Tandem Stock Appreciation Rights.  A Tandem Stock Appreciation Right shall be exercisable only to the extent that the related Option is exercisable and a Tandem Stock Appreciation Right shall expire no later than the date on which the related Option expires.

8.	Covenants of the Company.

(a)  Availability of Shares.  During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b)  Securities Law Compliance.  The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.	Use of Proceeds from Common Stock.

Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10.	Effective Date of Plan.

The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

11.	Miscellaneous.

(a)  Acceleration of Exercisability and Vesting.  The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(b)  Stockholder Rights.  No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

(c)  No Employment or other Service Rights.  Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(d)  Incentive Stock Option $100,000 Limitation.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

(e)  Maximum Award Amounts.  In no event shall a Participant receive a Stock Award or Stock Awards during any one (1) calendar year covering in the aggregate more than 500,000 shares of Common Stock.

(f)  Investment Assurances.  The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award, and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(g)  Withholding Obligations.  To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment, (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law, or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

(h)  Repurchase Provisions.  The Company shall exercise any repurchase option specified in the Stock Award by giving the holder of the Stock Award written notice of intent to exercise the repurchase option. Payment may be cash or cancellation of purchase money indebtedness for the Common Stock. The terms of any repurchase option shall be specified in the Stock Award and may be either at Fair Market Value at the time of repurchase or at not less than the original purchase price.

(i)  Golden Parachute Taxes.  In the event that any amounts paid or deemed paid to a Participant under the Plan are deemed to constitute “excess parachute payments” as defined in Section 280G of the Code (taking into account any other payments made under the Plan and any other compensation paid or deemed paid to a Participant), or if any Participant is deemed to receive an “excess parachute payment” by reason of his or her vesting of Options pursuant to Section 12(c) herein, the amount of such payments or deemed payments shall be reduced (or, alternatively the provisions of Section 12(c) shall not act to vest options to such Participant), so that no such payments or deemed payments shall constitute excess parachute payments. The determination of whether a payment or deemed payment constitutes an excess parachute payment shall be in the sole discretion of the Board.

(j)  Plan Unfunded.  The Plan shall be unfunded. Except for the Board’s reservation of a sufficient number of authorized shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure payment of any Stock Award under the Plan.

(k)  Code Section 409A.  The Plan is intended to comply with the requirements of Section 409A of the Code and regulations promulgated thereunder, and will be interpreted and administered accordingly.

(l)  Designated Participants.

(i)  If the Board (or the Committee) determines in its sole discretion that an appointment is necessary or desirable to comply with the regulatory requirements in the PRC, it may appoint the Company, a Subsidiary, or any other institution or organization registered outside of the PRC (a “Trustee”) to hold the interest and exercise the rights granted under the Plan of any Participant (a “Designated Participant”) who either is a national of, and ordinarily resident in, the PRC or is otherwise designated by the Committee as a Designated Participant. In relation to any such appointment, the Trustee will undertake to do the following for, and on behalf of, the Designated Participant, subject at all times to the Board’s (or the Committee’s) supervision:

(1)  execute the relevant Stock Award Agreement with the Company;

(2)  hold the Stock Award (a “Designated Award”) for the benefit of the Designated Participant;

(3)  take such actions as the Designated Participant may instruct from time to time in connection with the Designated Award or otherwise in relation to the Designated Participant’s beneficial interest under the Plan or under the Stock Award Agreement, including taking such actions as may be necessary to exercise the Designated Award under and make payment under the terms of the applicable Stock Award Agreement; and

(4)  after deducting its costs, fees and expenses as contemplated under subsection 11(l)(iv) below, hold, or at the Designated Participant’s direction remit to the Designated Participant, the net proceeds of sales or other transactions involving the Designated Award or, as applicable, shares of Common Stock underlying such Award.

(ii)  Without limiting the scope of its authority under Section 6 or any other provision of the Plan, the Board (or the Committee) may at any time impose restrictions on the method of exercise of a Designated Award, such that upon exercise of the Designated Award, the Designated Participant (or the Trustee acting on the Designated Participant’s behalf) does not receive Common Stock and receives solely cash, in the amount and denomination determined based on the Fair Market Value of the Common Stock on the date of exercise.

(iii)  An appointment of a Trustee pursuant to the terms of this Section to hold the interest and exercise the rights for the benefit of the Designated Participant shall terminate at such time as the Board (or the Committee) determines in its sole discretion that such appointment is no longer necessary or desirable in order to comply with regulatory requirements in the PRC.

(iv)  The Trustee may deduct from the proceeds of sales or other transactions involving the Designated Award or, as applicable, Common Stock underlying such Award, any costs, fees and expenses of the Trustee in relation to its appointment under this Section. The Trustee will, under no circumstances, otherwise require the Designated Participant to compensate it for any of its costs, fees, expenses or losses.

12.	Adjustments upon Changes in Stock.

(a)  Capitalization Adjustments.  Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Stock Award (as well as the exercise price of each applicable outstanding Stock Award) and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Stock Awards have yet been granted, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, reorganization, merger, consolidation, spin-off, split-off, stock dividend, combination or reclassification of the Common Stock. Such adjustment shall be made by the Board, whose action in that respect shall be final, binding and conclusive. Notwithstanding the foregoing, no adjustment shall be made to the exercise price of or number of shares underlying any Option or Stock Appreciation Right if such adjustment would cause the Option or Stock Appreciation Right to constitute a “deferral of compensation” within the meaning of Section 409A of the Code and Treasury Regulations thereunder.

(b)  Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Board will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, a Stock Award will terminate immediately prior to the consummation of such proposed action.

(c)  Change in Control.  In the event of Change in Control, then, to the extent permitted by applicable law: (1) any surviving corporation may assume any Stock Awards outstanding under the Plan or may substitute similar stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this Section 12(c)) for those outstanding under the Plan, or (2) in the event any surviving corporation does not assume or continue such Stock Awards, or to substitute similar stock awards for those outstanding under the Plan in accordance with the preceding clause, then the time during which such Stock Awards may be exercised automatically will be accelerated and become fully vested and exercisable immediately prior to the consummation of such transaction, and the Stock Awards shall automatically terminate upon consummation of such transaction if not exercised prior to such event.

(d)  No Limitations.  The grant of Stock Awards will in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

13.	Amendment of the Plan and Stock Awards.

(a)  Amendment of Plan.  The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 12 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the applicable requirements of Section 422 or 162(m) of the Code and the Treasury Regulations thereunder, Rule 16b-3 or any Nasdaq or securities exchange listing requirements. For purposes of clarity, any increase in the number of shares reserved for issuance hereunder in accordance with the provisions of Section 4(a) hereof shall not be deemed to be an amendment to the Plan.

(b)  Contemplated Amendments.  It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(c)  No Impairment of Rights.  Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

(d)  Amendment of Stock Awards.  The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing. Furthermore, no amendment or modification may be made to an outstanding Stock Award that causes the Stock Award to become subject to Code Section 409A without the Participant’s written prior approval.

14.	Termination or Suspension of the Plan.

(a)  Plan Term.  The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is later. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)  No Impairment of Rights.  Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

15.	Choice of Law.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

No. 26, Orient Global Headquarter
Lane 118, Yonghe Road
Zhabei District, Shanghai 200072
People’s Republic of China

PROXY
2010 ANNUAL MEETING OF STOCKHOLDERS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON MARCH 9, 2011.

The Notice of Annual Meeting of Stockholders, Proxy Statement, and the Annual Report on Form 10-K for the fiscal year ended March 31, 2010 are available on our website at http://www.chn-biotics.com.

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Song Jinan (the “Proxy”), with full power of substitution, as proxy to vote the shares which the undersigned is entitled to vote at the 2010 Annual Meeting of the Company to be held at our executive office located at No. 26, Orient Global Headquarter, Lane 118, Yonghe Road, Zhabei District, Shanghai 200072, People’s Republic of China, on Wednesday, March 9, 2011, at 10:30 a.m. Shanghai time and at any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL DIRECTOR NOMINEES AND “FOR” PROPOSALS 2, 3, AND 4:

1.	Election of Directors	FOR all Nominees	WITHHOLD AUTHORITY for all Nominees	FOR all Nominees EXCEPT
		☐	☐	☐
Nominees:
(1) Mr. Song Jinan
(2) Dr. Chin Ji Wei
(3) Dr. Du Wen Min
(4) Mr. Simon Yick
2.	Ratify the appointment of BDO Limited as the Company’s independent auditors for the fiscal year ending March 31, 2011	FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	Approve 2010 Equity Incentive Plan	FOR	AGAINST	ABSTAIN
		☐	☐	☐

4.	Approve, by a non-binding vote, the compensation of the named executive officers	FOR ☐	AGAINST ☐	ABSTAIN ☐

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “EVERY THREE YEARS” ON PROPOSAL 5:

5.	Determine, by a non-binding vote, the frequency of stockholder votes on named executive officer compensation	EVERY YEAR ☐	EVERY TWO YEARS ☐	EVERY THREE YEARS ☐	ABSTAIN ☐

In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

[REVERSE]

This proxy, when properly signed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES SET FORTH IN PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “FOR” PROPOSAL 4, “EVERY THREE YEARS” ON PROPOSAL 5, AND IN THE DISCRETION OF THE PROXY AS TO ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE ANNUAL MEETING.

Signature
Signature, if held jointly
Dated: , 2011
IMPORTANT — PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.